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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 (Rule 12g-3(a))


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 1, 2002
                                                 --------------------

                                 CIT Group Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                          1-1861                    65-1095289
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive offices)

Registrant's telephone number, including area code    (212) 536-1390
                                                    --------------------


                               CIT Group Inc. (Del)
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

       On July 1, 2002, CIT Group Inc. (the "Company"), announced the pricing of the initial public offering of 200,000,000 shares of its common stock, at $23.00 per share, all of which were offered by Tyco Capital Ltd., a wholly-owned subsidiary of Tyco International Ltd. ("Tyco"). The offering was completed on July 8, 2002. In connection with the offering, a reorganization was effectuated on July 2, 2002 whereby our predecessor, CIT Group Inc., a Nevada corporation ("CIT Nevada") was merged with and into its parent Tyco Capital Holding, Inc., a Nevada corporation ("TCH") immediately after which that combined entity was further merged with and into the Company (hereinafter, the "Reorganization"). The Company was the surviving corporation in the Reorganization and, upon consummation of the Reorganization, the Company changed its name from CIT Group Inc. (Del) to CIT Group Inc. All of the activity of TCH was unwound through a capital contribution from Tyco prior to the Reorganization and TCH's balance sheet has nominal balances. As a result of the Reorganization, the Company is the successor to CIT Nevada's business, operations and obligations.

       Pursuant to the Reorganization, all debt obligations of CIT Nevada were assumed by the Company. Prior to the Reorganization, CIT Nevada's 5 7/8% Notes Due October 15, 2008 (the "Notes") were registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and listed on the New York Stock Exchange. Upon consummation of the Reorganization, the Notes were deemed registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a) promulgated thereunder, and continue to be listed on the New York Stock Exchange. As a result, the Company has succeeded to CIT Nevada's reporting obligations under the Exchange Act with respect to the Notes.

        On July 2, 2001, the Company filed with the Securities and Exchange Commission (the "Commission") a final prospectus (the "Final Prospectus") pursuant to Rule 424(b)(1) of Regulation C promulgated under the Securities Act of 1933, as amended, for the sale of the Company's common stock by Tyco Capital Ltd. Included as exhibits 99.1 through 99.11, inclusive, to this Current Report on Form 8-K are the following sections from the Final
Prospectus: (i) Selected Consolidated Historical Financial Data of CIT, (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosures about Market Risk,
(iii) the audited consolidated balance sheets of CIT Nevada as of September 30, 2001 and December 31, 2000 and the audited consolidated statements of income, shareholder's equity and cash flows of CIT Nevada for the periods June 2, 2001 through September 30, 2001, January 1, 2001 through June 1, 2001 and for the years ended December 31, 2000 and 1999, together with the auditors' reports thereon and notes thereto, (iv) the unaudited consolidated balance sheets of CIT Nevada as of March 31, 2002 and September 30, 2001, the unaudited consolidated statements of income of CIT Nevada for the quarter and six months ended March 31, 2002 and March 31, 2001, the unaudited consolidated statement of shareholder's equity of CIT Nevada for the six months ended March 31, 2002 and the unaudited consolidated statements of cash flows of CIT Nevada for the six months ended March 31, 2002 and March 31, 2001, together with the notes thereto, (v) the stand-alone balance sheets of CIT Group Inc. (Del) as of March 31, 2002 (unaudited) and September 30, 2001 (audited), together with the auditor's report thereon and notes thereto, (vi) the audited consolidated balance sheet and statements of income, shareholder's equity and cash flows of TCH as of and for the period ended September 30, 2001, together with the auditor's report thereon and notes thereto, (vii) the unaudited consolidated balance sheets as of March 31, 2002 and September 30, 2001 and the statements of income, shareholder's equity and cash flows of TCH for the period ended March 31, 2002, together with the notes thereto, (viii) Management, (ix) Relationship with Tyco After the Offering and Related Party Transactions, (x) Dividend Policy and (xi) Description of Capital Stock. The text of exhibits 99.1 through 99.11, inclusive, is hereby incorporated by reference in its entirety.

      On February 11, 2002, CIT Nevada repurchased certain international subsidiaries that had previously been sold to an affiliate of Tyco on September 30, 2001. The reacquisition of these subsidiaries has been accounted for as a merger of entities under common control. Accordingly, the balances contained within the financial statements, footnotes and throughout the documents included as exhibits to this Form 8-K include the results of operations, financial position and cash flows of the international subsidiaries repurchased from Tyco for all periods presented and, as a result, will vary slightly from comparable information reported in CIT Nevada's Form 10-K for the transition period ended September 30, 2001.

       Filed herewith, as Exhibit 99.12, is the press release of the Company dated July 1, 2002 announcing the pricing of the initial public offering of its common stock, which press release is hereby incorporated by reference in its entirety.

                           FORWARD-LOOKING STATEMENTS

    Certain statements contained in this filing are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate" and similar expressions are generally intended to identify forward-looking statements. Any forward-looking statements contained herein, in press releases, written statements or other documents filed with the SEC or in communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls, concerning our operations, economic performance and financial condition are subject to known and unknown risks, uncertainties and contingencies. Forward-looking statements are included, for example, in the discussions about:

    - our liquidity risk management,

    - our credit risk management,

    - our asset/liability risk management,

    - our capital, leverage and credit ratings,

    - our operational and legal risks,

    - how we may be affected by legal proceedings, and

    - our separation from Tyco and our relationship with Tyco following the separation.

    All forward-looking statements involve risks and uncertainties, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Also, forward-looking statements are based upon management's estimates of fair values and of future costs, using currently available information. Therefore, actual results may differ materially from those expressed or implied in those statements. Factors that could cause such differences include, but are not limited to:

    - the factors described elsewhere in this filing,

    - risks of economic slowdown, downturn or recession,

    - industry cycles and trends,

    - risks inherent in changes in market interest rates,

    - funding opportunities and borrowing costs,

    - changes in funding markets, including commercial paper, term debt and the asset-backed securitization markets,

    - uncertainties associated with risk management, including credit, prepayment, asset/liability, interest rate and currency risks,

    - adequacy of reserves for credit losses,

    - risks associated with the value and recoverability of leased equipment and lease residual values,

    - risks associated with the potential further impairment of our goodwill,

    - changes in regulations governing our business and operations or permissible activities,

    - changes in competitive factors, and

    - future acquisitions and dispositions of businesses or asset portfolios.

      The inclusion of the foregoing information and exhibits is for disclosure purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase the common stock or any other securities of the Company.

Item 7.   Financial Statements and Exhibits.

       (c)    Exhibits.

       2.1 Agreement and Plan of Merger, dated as of July 2, 2002, by and between Tyco Capital Holding, Inc., a Nevada corporation and CIT Group Inc., a Nevada corporation.

       2.2 Agreement and Plan of Merger, dated as of July 2, 2002, by and between CIT Group Inc. (Del), a Delaware corporation and Tyco Capital Holding, Inc., a Nevada corporation.

       3.1    Restated Certificate of Incorporation of the Company.

       3.2 Certificate of Amendment of Restated Certificate of Incorporation of the Company.

       3.3 Certificate of Ownership and Merger Merging Tyco Capital Holding, Inc. and CIT Group Inc. (Del).

       3.4    By-laws of the Company.

       4.1 Fourth Supplemental Indenture dated as of July 2, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001 and the Third Supplemental Indenture dated as of February 14, 2002, by and between the Company and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt securities.

       4.2 Third Supplemental Indenture dated as of July 2, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001 and the Second Supplemental Indenture dated as of February 14, 2002, by and between the Company and The Bank of New York, as trustee, for the issuance of unsecured senior subordinated debt securities.

      99.1    Selected Consolidated Historical Financial Data of CIT.

      99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosures about Market Risk.

      99.3 Audited consolidated balance sheets of CIT Group Inc. (Nevada) as of September 30, 2001 and December 31, 2000 and the audited consolidated statements of income, shareholder's equity and cash flows of CIT Group Inc. (Nevada) for the periods June 2, 2001 through September 30, 2001, January 1, 2001 through June 1, 2001 and for the years ended December 31, 2000 and 1999, together with the auditors' reports thereon and notes thereto.

      99.4 Unaudited consolidated balance sheets of CIT Group Inc. (Nevada) as of March 31, 2002 and September 30, 2001, the unaudited consolidated statements of income of CIT Group Inc. (Nevada) for the quarter and six months ended March 31, 2002 and March 31, 2001, the unaudited consolidated statement of shareholder's equity of CIT Group Inc. (Nevada) for the six months ended March 31, 2002 and the unaudited consolidated statements of cash flows of CIT Group Inc. (Nevada) for the six months ended March 31, 2002 and March 31, 2001, together with the notes thereto,.

      99.5 Stand-alone balance sheets of CIT Group Inc. (Del) as of March 31, 2002 (unaudited) and September 30, 2001 (audited), together with the auditor's report thereon and notes thereto.

      99.6 Audited consolidated balance sheet and statements of income, shareholder's equity and cash flows of Tyco Capital Holding, Inc. as of and for the period ended September 30, 2001, together with the auditor's report thereon and notes thereto.

      99.7 Unaudited consolidated balance sheets as of March 31, 2002 and September 30, 2001 and the statements of income, shareholder's equity and cash flows of Tyco Capital Holding, Inc. for the quarter and six months ended March 31, 2002, together with the notes thereto.

      99.8    Management.

      99.9 Relationship with Tyco After the Offering and Related Party Transactions.

      99.10   Dividend Policy.

      99.11   Description of Capital Stock.

      99.12   Press Release, dated July 1, 2002.


                                       -2-
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CIT GROUP INC.
                                        ----------------------------------------
                                        (Registrant)


                                        By: /s/ Joseph M. Leone
                                            ------------------------------------
                                            Joseph M. Leone
                                            Executive Vice President and
                                            Chief Financial Officer

Dated:  July 10, 2002







                                       -3-
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                                  EXHIBIT INDEX

       2.1 Agreement and Plan of Merger, dated as of July 2, 2002, by and between Tyco Capital Holding, Inc., a Nevada corporation and CIT Group Inc., a Nevada corporation.

       2.2 Agreement and Plan of Merger, dated as of July 2, 2002, by and between CIT Group Inc. (Del), a Delaware corporation and Tyco Capital Holding, Inc., a Nevada corporation.

       3.1    Restated Certificate of Incorporation of the Company.

       3.2 Certificate of Amendment of Restated Certificate of Incorporation of the Company.

       3.3 Certificate of Ownership and Merger Merging Tyco Capital Holding, Inc. and CIT Group Inc. (Del).

       3.4    By-laws of the Company.

       4.1 Fourth Supplemental Indenture dated as of July 2, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001 and the Third Supplemental Indenture dated as of February 14, 2002, by and between the Company and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt securities.

       4.2 Third Supplemental Indenture dated as of July 2, 2002 to an Indenture dated as of September 24, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 2001 and the Second Supplemental Indenture dated as of February 14, 2002, by and between the Company and The Bank of New York, as trustee, for the issuance of unsecured senior subordinated debt securities.

      99.1    Selected Consolidated Historical Financial Data of CIT.

      99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosures about Market Risk.

      99.3 Audited consolidated balance sheets of CIT Group Inc. (Nevada) as of September 30, 2001 and December 31, 2000 and the audited consolidated statements of income, shareholder's equity and cash flows of CIT Group Inc. (Nevada) for the periods June 2, 2001 through September 30, 2001, January 1, 2001 through June 1, 2001 and for the years ended December 31, 2000 and 1999, together with the auditors' reports thereon and notes thereto.

      99.4 Unaudited consolidated balance sheets of CIT Group Inc. (Nevada) as of March 31, 2002 and September 30, 2001, the unaudited consolidated statements of income of CIT Group Inc. (Nevada) for the quarter and six months ended March 31, 2002 and March 31, 2001, the unaudited consolidated statement of shareholder's equity of CIT Group Inc. (Nevada) for the six months ended March 31, 2002 and the unaudited consolidated statements of cash flows of CIT Group Inc. (Nevada) for the six months ended March 31, 2002 and March 31, 2001, together with the notes thereto,.

      99.5 Stand-alone balance sheets of CIT Group Inc. (Del) as of March 31, 2002 (unaudited) and September 30, 2001 (audited), together with the auditor's report thereon and notes thereto.

      99.6 Audited consolidated balance sheet and statements of income, shareholder's equity and cash flows of Tyco Capital Holding, Inc. as of and for the period ended September 30, 2001, together with the auditor's report thereon and notes thereto.

      99.7 Unaudited consolidated balance sheets as of March 31, 2002 and September 30, 2001 and the statements of income, shareholder's equity and cash flows of Tyco Capital Holding, Inc. for the quarter and six months ended March 31, 2002, together with the notes thereto.

      99.8    Management.

      99.9 Relationship with Tyco After the Offering and Related Party Transactions.

      99.10   Dividend Policy.

      99.11   Description of Capital Stock.

      99.12   Press Release, dated July 1, 2002.